UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2018

Hawaiian Telcom Holdco, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34686	16-1710376
(Commission File Number)	(IRS Employer Identification No.)

1177 Bishop Street, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 546-4511

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On July 2, 2018, in connection with the consummation of the Merger (as described further under Item 2.01), Hawaiian Telcom Holdco, Inc., a Delaware corporation (the “Company”), terminated that certain Credit Agreement dated as of February 24, 2017 among Hawaiian Telcom Communications, Inc., as the borrower, the guarantors party thereto, CoBank ACB, in its capacity as administrative agent for the secured parties thereunder, a joint lead arranger, bookrunner, an issuing lender and swing line lender, Fifth Third Bank, as a joint lead arranger and co-syndication agent, and MUFG Union Bank, as a joint lead arranger and co-syndication agent, and the lenders who are a party thereto (the “Credit Agreement”).  All outstanding borrowings under the Credit Agreement were paid in full, and all collateral securing repayment of amounts due under the Credit Agreement was released.

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 2, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 9, 2017, among the Company, Cincinnati Bell Inc., an Ohio corporation (“Cincinnati Bell”), and Twin Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Cincinnati Bell (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Cincinnati Bell.

As a result of the Merger, each share of the Company’s common stock, par value $0.01 (the “Company Common Stock”), outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than shares of Company Common Stock held by (i) the Company as treasury stock, (ii) Cincinnati Bell or Merger Sub, (iii) any direct or indirect wholly-owned subsidiary of the Company or Cincinnati Bell or (iv) any Company stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the General Corporation Law of the State of Delaware, was cancelled and converted at the Effective Time into the right to receive, without interest and subject to applicable tax withholding, at the holder of such share’s election and subject to proration as set forth in the Merger Agreement and as described below:

(i)                                     1.6305 common shares, par value $0.01 per share, of Cincinnati Bell (the “Cincinnati Bell Common Shares”) (the “Share Consideration”);

(ii)                                  0.6522 Cincinnati Bell Common Shares and $18.45 in cash, without interest (the “Mixed Consideration”); or

(iii)                               $30.75 in cash, without interest (the “Cash Consideration”, together with and any combination of, the Share Consideration and the Mixed Consideration, the “Merger Consideration”).

As a result of the Merger, (i) each Company restricted stock unit granted on or after January 1, 2017 that did not provide for automatic vesting upon the consummation of the Merger was converted at the Effective Time into a time-based restricted stock unit of Cincinnati Bell (with any applicable performance criteria deemed satisfied at target) in respect of a number of Cincinnati Bell Common Shares (rounded down to the nearest whole share) based on an exchange ratio of 1.8274 (each, an “Assumed RSU”) and (ii) each other Company restricted stock unit (each, a “Cash-Out RSU”) was cancelled and converted at the Effective Time into the right to receive in respect of each share of Company Common Stock subject to such Cash-Out RSU (with any applicable performance criteria calculated based on actual performance), without interest and subject to applicable tax withholding, at the holder of such Cash-Out RSU’s election and subject to proration as set forth in the Merger Agreement and as described above, one or more forms of the Merger Consideration.

As previously announced by the Company and Cincinnati Bell, the deadline for holders of Company Common Stock or Cash-Out RSUs to make an election as to the form of Merger Consideration was 5:00 p.m., New York time, on June 21, 2018 (the “Election Deadline”).  Each share of Company Common Stock or each Cash-Out RSU in respect of which a timely and proper election was not made prior to the Election Deadline was cancelled and converted at the Effective Time into the right to receive the Mixed Consideration.

Elections made in respect of Company Common Stock or Cash-Out RSUs to receive the Share Consideration or the Cash Consideration are subject to proration as set forth in the Merger Agreement to ensure that the aggregate number of Cincinnati Bell Common Shares issued by Cincinnati Bell in the Merger and the aggregate amount of cash paid by Cincinnati Bell in the Merger will be the same as if all electing holders received the Mixed Consideration.  No fractional Cincinnati Bell Common Shares will be issued in the Merger and holders of Company Common Stock and Cash-Out RSUs will receive cash in lieu of fractional Cincinnati Bell Common Shares, if any.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company on July 10, 2017 with the Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

On July 2, 2018, in connection with the consummation of the Merger, the Company (i) notified the Nasdaq Stock Market (“NASDAQ”) of the completion of the Merger and (ii) requested that NASDAQ (x) suspend trading of the shares of Company Common Stock effective on July 2, 2018 and (y) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 (“Form 25”) to delist and deregister the shares of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In accordance with the Company’s request, NASDAQ has halted trading of shares of Company Common Stock prior to the start of trading on July 2, 2018, suspended trading of shares of Company Common Stock effective prior to the start of trading on July 3, 2018 and filed a Form 25 on July 2, 2018 to provide notification of such delisting and to effect the deregistration of the shares of Company common stock under Section 12(b) of the Exchange Act.  In addition, the Company intends to file with the SEC an application on Form 15 requesting the termination of the registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant

The information set forth under Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

In connection with the Merger, Cincinnati Bell paid in cash $218,300,658.30 and issued 7,716,840 Cincinnati Bell Common Shares in aggregate Merger Consideration.  In addition, Cincinnati Bell reserved for issuance 148,625 Cincinnati Bell Common Shares in respect of the Assumed RSUs in connection with Cincinnati Bell’s assumption of the Hawaiian Telcom 2010 Equity Incentive Plan pursuant to the Merger Agreement.  Cincinnati Bell funded the cash portion of the aggregate Merger Consideration through a combination of borrowings under its senior revolving credit facility and receivables securitization program, proceeds from CB Escrow Corp.’s issuance of senior unsecured notes and available cash on hand.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement, at the Effective Time and as a result of the Merger, each of Richard A. Jalkut, Scott K. Barber, Kurt Cellar, Meredith J. Ching, Walter A. Dods, Jr., John Fontana, Seven C. Oldham, Robert B. Webster and Eric K. Yeaman ceased to be directors of the Company.  In addition, pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, the sole director of Merger Sub as of immediately prior to the Effective Time, Leigh R. Fox, became the sole director of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time and as a result of the Merger, the bylaws of the Company were amended and restated to read in their entirety as the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that, in accordance with the Merger Agreement, references to the name of Merger Sub were replaced by references to “Hawaiian Telcom Holdco, Inc.” (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws are attached as Exhibit 3.1 hereto and are incorporated by reference into this Item 5.03.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01 Other Events

On July 2, 2018, the Company and Cincinnati Bell issued a joint press release announcing the completion of the Merger.  A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 2, 2018, the Company issued a press release announcing the completion of the Merger.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 9, 2017, among Hawaiian Telcom Holdco, Inc., Cincinnati Bell Inc. and Twin Acquisition Corp.
3.1	Amended and Restated Bylaws of Hawaiian Telcom Holdco, Inc.
99.1	Joint Press Release of Cincinnati Bell Inc. and Hawaiian Telcom Holdco, Inc., dated July 2, 2018
99.2	Press Release of Hawaiian Telcom Holdco, Inc., dated July 2, 2018

*Filed previously

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 9, 2017, among Hawaiian Telcom Holdco, Inc., Cincinnati Bell Inc. and Twin Acquisition Corp.
3.1	Amended and Restated Bylaws of Hawaiian Telcom Holdco, Inc.
99.1	Joint Press Release of Cincinnati Bell Inc. and Hawaiian Telcom Holdco, Inc., dated July 2, 2018
99.2	Press Release of Hawaiian Telcom Holdco, Inc., dated July 2, 2018

*Filed previously

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 2018

HAWAIIAN TELCOM HOLDCO, INC.

By:	/s/ Christopher J. Wilson
Name:	Christopher J. Wilson
Title:	Vice President and General Counsel